SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________________________________________________________________________________

FORM 8-K

______________________________________________________________________________________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 22, 2014

KEYUAN PETROCHEMICALS, INC.

 (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-124837	45-0538522
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Qingshi Industrial Park

Ningbo Economic & Technological Development Zone

Ningbo, Zhejiang Province

P.R. China 315803

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(86) 574-8623-2955

 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

______________________________________________________________________________________________

Copies to:

Hunter Taubman Weiss LLP

130 w. 42nd Street, Suite 1050

 New York, NY 10036

Tel: 212-732-7184

______________________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events

On September 22, 2014, the Board of Directors of Keyuan Petrochemicals, Inc. (the “Company”) authorized the termination of a repurchase program that was commenced on December 31, 2012 to repurchase of up to $2 million of its common stock at a price of up to $1.50 per share. The Company had engaged TriPoint Global Equities LLC (“TriPoint Global”) as its agent to design and execute the stock repurchase program, that complies with the requirements of Rule 10b5-1(c)(1) and Rule 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As of the date of this filing, the Company had purchased 425,110 shares of common stock through the stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keyuan Petrochemicals, Inc.

Date: September 24, 2014	By:	/s/ Chunfeng Tao
Name: Chunfeng Tao
Title: Chief Executive Officer